EXHIBIT 99.6



            FORM OF DTC PARTICIPANT OVERSUBSCRIPTION EXCERCISE FORM


                          FIRST LEESPORT BANCORP, INC.

                 DTC PARTICIPANT OVERSUBSCRIPTION EXERCISE FORM

         This form is to be used only by the Depository Trust Company ("DTC") participants to exercise the Oversubscription Privilege in respect of Rights with respect to which the Basic Subscription Right was exercised and delivered through the facilities of DTC. All other exercises of Oversubscription Privileges must be effected by the delivery of Subscription Rights Certificate(s).

         The terms and conditions of the Offering are set forth in the Prospectus dated November 9, 2001 (the "Prospectus") of First Leesport Bancorp (the "Company") and are available upon request from Sandler O'Neill Shareholder Services, a division of Sandler O'Neill & Partners, L.P., the Information Agent, and American Stock Transfer & Trust Company, the Subscription Agent. Terms used but not defined herein have the meaning ascribed to them in the Prospectus.

         VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., EASTERN TIME, ON DECEMBER 12, 2001, UNLESS EXTENDED BY THE COMPANY TO A TIME NOT LATER THAN 5:00 P.M., EASTERN TIME, ON JANUARY 2, 2002 (IN EITHER CASE, THE "EXPIRATION TIME").

         1. The undersigned hereby certifies to the Company and American Stock Transfer & Trust Company, as the Subscription Agent, that it is a participant in DTC and that it has either (a) exercised the Basic Subscription Right in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the DTC account of the Subscription Agent designated in the Prospectus or (b) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Right and will deliver the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such DTC account of the Subscription Agent.

         2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, shares of Common Stock -- and certifies to the Company and the Subscription Agent that such Oversubscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf the Basic Subscription Right has been exercised in full. A true and correct Nominee Oversubscription Certification is attached as Exhibit A hereto.

         3. The undersigned understands that payment of the Subscription Price of $____ per share of Common Stock subscribed for pursuant to the Oversubscription Privilege must be received by the Subscription Agent before the Expiration Time and represents that such payment, in the aggregate amount of $__________, either (check appropriate box):

         |_| has been or is being delivered to the Subscription Agent pursuant to the Notice of Guaranteed Delivery referred to above

                  or

         |_|      is being delivered to the Subscription Agent herewith

                  or

         |_|      has been delivered separately to the Subscription Agent;

and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto:

         |_| Wire transfer of funds directed to American Stock Transfer & Trust Company

         Name of transferor institution ________________________________________

         Date of transfer ______________________________________________________

         Federal Reference number ______________________________________________

         |_| Uncertified check payable to American Stock Transfer & Trust Company (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Rights holders paying such means are urged to make payment sufficiently in advance of the Expiration Time to ensure that such payment clears by each date.)

         |_|      Certified check payable to American Stock Transfer & Trust
                  Company

         |_|      Bank draft payable to American Stock Transfer & Trust Company

         |_|      Money order payable to American Stock Transfer & Trust Company

--------------------------------------------------------------------------------
DATE AND SIGN HERE:

By:__________________________________          _________________________________
         Name:                                       DTC Basis Subscription
         Title:                                       Confirmation Number

Dated:__________________________, ____         _________________________________
                                                     DTC Participant Number

                                               _________________________________
                                                    Name of DTC Participant


--------------------------------------------------------------------------------


PARTICIPANTS EXERCISING THE OVERSUBSCRIPTION PRIVILEGE PURSUANT HERETO MUST ALSO SUBMIT THE NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION ATTACHED HERETO AS EXHIBIT A TO THE SUBSCRIPTION AGENT.

                                    EXHIBIT A

                          FIRST LEESPORT BANCORP, INC.

                  NOMINEE HOLDER OVERSUBSCRIPTION CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of Common Stock, $5.00 par value per share ("Common Stock"), of First Leesport Bancorp, Inc. (the "Company") pursuant to the Rights offering (the "Offering") described and provided for in the Company's Prospectus dated November 9, 2001 (the "Prospectus"), hereby certifies to the Company and to American Stock Transfer & Trust Company, as Subscription Agent for such Offering, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line pursuant to the Basic Subscription Right (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Oversubscription Privilege (as defined in the Prospectus), in the amount set forth in the second column of such line:



         Number of Rights Exercised                           Number of Shares Subscribed for
    Pursuant to Basic Subscription Right                  Pursuant to Oversubscription Privilege
    ------------------------------------                  --------------------------------------
1.  ____________________________________                   ______________________________________

2.  ____________________________________                   ______________________________________

3.  ____________________________________                   ______________________________________

4.  ____________________________________                   ______________________________________

5.  ____________________________________                   ______________________________________

6.  ____________________________________                   ______________________________________

7.  ____________________________________                   ______________________________________

8.  ____________________________________                   ______________________________________

9.  ____________________________________                   ______________________________________

10. ____________________________________                   ______________________________________



                                                             Provide the following information, if
                                                             applicable

------------------------------------                         -----------------------------------
         Name of Nominee Holder                              Depository Trust Company ("DTC")
                                                                      Participant Number
By:_________________________________
         Name:                                               ___________________________________
         Title:                                                       DTC Basic Subscription
                                                                      Confirmation Number(s)
Dated:______________________, 2001



